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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-3 of our report dated January 28, 2000, except for Note 15, which is as of March 3, 2000 relating to the consolidated financial statements of Polycom, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" and "Selected Financial Data" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP
San Jose, California
July 24, 2000